Lincoln National Convertible Securities Fund, Inc.
1998 Semi - Annual Report

Table of Contents                                                      Page
Manager Profile   ...................................................  1

Investment Policies & Objectives   ..................................  1

President's Letter   ................................................  2

Portfolio Performance   .............................................  3

Total Fund Investments   ............................................  3

Dividend History   ..................................................  4

Shareholder Meeting Results   .......................................  4

FINANCIAL STATEMENTS:

     Financial Highlights   .........................................  5

     Statement of Net Assets   ......................................  7

     Statements of Operations   .....................................  11

     Statements of Changes in Net Assets   ..........................  12

     Portfolio of Investments by Industry Classification   ..........  13

     Notes to Financial Statements   ................................  14

Common Stock Market Prices & Net Asset Value History   ..............  17

Directors & Officers of the Fund   ..................................  18

Corporate Information   .............................................  19


Manager Profile

Throughout it's history, your Fund has been managed by investment affiliates of Lincoln National Corporation. The Fund's investment advisor is Lincoln Investment Management Inc. (LIM), a wholly owned subsidiary of Lincoln National Investments Inc. (LNI). LNI was formed in 1997 and is wholly owned by Lincoln National Corporation. In February of 1988, shareholders approved a subadvisory contract between LIM and Lynch & Mayer, Inc. Under the contract, Lynch & Mayer may perform some or substantially all of the investment advisory services subject to the direction and supervision of LIM.

Lynch & Mayer is a New York-based investment manager of equities and convertible securities. Founded in 1976 by Eldon Mayer and Dennis Lynch, the firm currently has approximately $6 billion under management. Lynch & Mayer manages both large and mid-capitalization equity portfolios in addition to convertible portfolios. Since 1985, the firm has been a wholly owned subsidiary of Lincoln National Corporation. In 1995, it became a wholly owned subsidiary of LNIC.

In 1993, Robert Schwartz became the portfolio manager for the Fund at Lynch & Mayer. Mr. Schwartz previously managed convertible security portfolios for Salomon Brothers Asset Management and First Boston Asset Management. Mr. Schwartz also spent four years as a Senior Research Associate at Morgan Stanley, specializing in quantitative analysis. Mr. Schwartz received an MBA from New York University in 1987, and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Investment Policies & Objectives

The Fund's primary investment objective is to provide a high level of total return through a combination of capital appreciation and current income. Nearly all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net short-term capital gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carry forward. Net realized long-term gains will be retained to increase the size of the Fund's asset base.

The  investment  portfolio  will  contain  primarily   convertible   securities,
including private placement convertible securities. The Fund also will invest in publicly traded fixed income securities and preferred and common stocks.

The Fund may borrow to purchase securities in an amount not exceeding 33 1/3 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of June 30, 1998, has chosen not to do so.

President's Letter

                                                     July 27, 1998

Dear Shareholders:

The first half of 1998 provided mixed performance across the U.S. capital markets. Investors favored safe investments as the Asian crisis widened, and concerns over U.S. corporate earnings grew. In the equity markets, large capitalization equities significantly outperformed smaller company equities as evidenced by June 30, 1998 performance of the S&P 500 of 17.3% versus 4.7% for the Russell 2000 index. The return for the Lehman Government/Corporate Index was 4.2% for the quarter. The Fund's return of 6.5% was in line with the Merrill Lynch, First Boston and Lipper convertible indices with returns of 7.7%, 6.6%, and 5.8% respectively.

The Fund's sector weightings were changed moderately during the quarter. Technology, energy and communications sectors were increased while the consumer cyclical weightings were decreased. Tech- Technology issues were added in those companies with little or no Asian exposure.

Given the current environment where large capitalization equities continue to outperform smaller company stocks, it will be difficult for the convertible market to outperform the S & P 500. However, the favorable interest rate environment is providing a backdrop that allows convertibles to outperform their underlying equities.

As long as interest rates remain stable, convertibles should provide reasonable performance. As investors look for ways to hedge their equity exposure, the convertible market should benefit by stronger demand. The convertible market is still an attractive investment option for many investors and the Fund is positioned to benefit from positive trends in the financial market. We appreciate your continued interest in the Fund.



Sincerely,

\s\ H. Thomas McMeekin

H. Thomas McMeekin
President

Portfolio Performance
As of June 30, 1998

The following graph presents the cumulative net asset value total return for the Fund compared to the First Boston Convertible Securities Index. The graph below shows the results for each category of what $ 1,000 invested in 1986 would have grown to by the end of the period assuming reinvestment of dividends.

                                                                     Cumulative
                                                                 YTD 5yr. Return
                   1993      1994     1995     1996     1997     1998 Annualized
LN Convertible
 Securities Fund   28.05%    18.52%   19.59%   20.42%   13.17%    6.50%   13.80%
1st Boston
Convertible
Sec. Index         18.57%   200.10%   23.70%   13.80%   16.90%    6.60%   12.50%
Merrill Lynch
Convertible Index  18.88%    13.41%   24.69%   15.90%   19.57%    7.70%   13.00%
Lipper Convertible
Mutual Fund Index  18.39%    16.72%   20.81%   14.80%   17.80%    5.80%   12.10%
Standard and
Poor's 500*        10.06%     1.31%   37.53%   22.94%   33.36%   17.30%   23.00%
Russell 2000       18.89%    18.66%   28.33%   16.50%   22.40%    4.70%   16.00%
Lehman Gov't/
Corporate Index    11.06%  2044.50%    2.90%    9.80%    4.20%    6.90%    0.00%

  * Dividends Reinvested

Total Fund Investments
At Market or Fair Values As of June 30,

                                             1998                  1997
                                        (000)   % of Total    (000)   % of Total
Convertible & Public Debt Securities   $ 77,167        63% $ 85,583        67%

private Placement Securities .                0         0%    2,892         2%

Convertible Preferred Stocks .           38,662        32%   32,065        25%

Common Stocks ................                0         0%    3,834         3%

Short-Term Investments .......            2,998         2%    1,298         1%

Other Assets Over Liabilities             3,255         3%    2,619         2%

Total Net Assets .............         $122,082       100% $128,291       100%

Dividend History

The table below shows the common dividend per share history.

                 Annual                      Annual
Year            Dividend             Year   Dividend
1987 and prior    $1.33              1993    $2.92
1988               0.95              1994     1.08
1989               1.57              1995     1.64
1990               1.02              1996     3.33
1991               1.02              1997     2.76
1992               2.14              1998     0.24



SHAREHOLDER MEETING RESULTS

The Fund had their annual Shareholder meeting on April 24, 1998. Two proposals were presented to shareholders for vote. Proposal I "Election of Directors" and Proposal II "Ratification of the Selection of Auditor". A total of 5,086,843 of Common Stock shares (79.94% of the total outstanding shares) were voted. The following table highlights the results of the vote.


                                          Number of      Number of    Number of
                                         Shares Voted  Shares Voted      Shares
                                               FOR          AGAINST   ABSTAINED
Proposal I
Election of Directors
                  T. Bindley                5,002,779         84,064
                  R. Burridge               5,032,395         54,448   ----
                  A. Cepeda                 5,028,210         58,633   ----
                  R. Deshaies               5,035,265         51,578   ----
                  C. Freund                 5,023,628         63,215   ----
                  T. Mathers                5,014,308         72,535   ----
                  T. McMeekin               5,026,927         59,916   ----
                  D. Toll                   5,025,737         61,106   ----
                  A. Warner                 5,016,359         70,484   ----


Proposal II
Ratification of the Selection of
 Auditor (Coopers & Lybrand LLP)            5,039,407         15,416  32,020


FINANCIAL HIGHLIGHTS

(Selected data for each share of common stock outstanding throughout the year)

                                               Six Months        Years Ended
                                               Ended June 30,    December 31,

                                              1998      1997     1997     1996

Net Asset Value, Beginning of Period        $18.24    $18.92   $18.92    $18.71

Net Investment Income .............           0.41      0.48     0.93      0.92
Net Realized & Unrealized Gain\(Loss)         0.77      1.00     1.15      2.62
Total From Investment Operations ..           1.18      1.48     2.08      3.54

Less Distributions:
Dividends from Net Investment Income:        (0.24)    (0.24)   (1.00)    (0.98)
Dividends from Net Realized Gains:            0.00      0.00    (1.76)    (2.35)
Total Distributions ...............          (0.24)    (0.24)   (2.76)    (3.33)

Net Asset Value, End of Period ....          19.18     20.16    18.24     18.92
Per Share Market Value, End of Period        16.81     18.88    17.81     17.50
Total Investment Return (based on
Market Value) .....................           6.45%     9.34%   17.54%    24.36%

Ratios/Supplemental Data
Net Assets, End of Period (000) ...        122,082   128,291  116,057   120,431
Ratio - Expenses to Average Net Asset         0.55%     0.58%    1.05%     1.05%
Ratio - Net Income to Average Net Assets      2.16%     2.46%    4.64%     4.50%
Portfolio Turnover Rate ...........          83.08%    55.16%  141.85%   134.85%
Average Commission Rate Paid Per Share     $0.0688   $0.0912  $0.0663   $0.0602


(  )  Denotes deduction

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

(Selected data for each share of common stock outstanding throughout the year)

                                                 Years Ended December 31

                                            1995      1994      1993      1992

Net Asset Value, Beginning of Period ...   $17.10    $18.84    $17.62    $18.04
Net Investment Income ..................     0.91      0.94      0.90      1.01
Net Realized & Unrealized Gain\(Loss) ..     2.34     (1.60)     3.24      0.71
Total From Investment Operations .......     3.25     (0.66)     4.14      1.72

Less Distributions:
Dividends from Net Investment Income: ..    (0.96)    (0.95)    (1.05)    (0.97)
Dividends from Net Realized Gains: .....    (0.68)    (0.13)    (1.87)    (1.17)
Total Distributions ....................    (1.64)    (1.08)    (2.92)    (2.14)

Net Asset Value, End of Period .........   $18.71    $17.10    $18.84    $17.62
Per Share Market Value, End of Period ..   $16.75    $15.38    $19.25    $16.50
Total Investment Return (based on
Market Value) ..........................    19.57%   (14.49)%   34.36%    20.26%

Ratios/Supplemental Data
Net Assets, End of Period (000) ........ $119,087  $108,810  $118,575  $110,743
Ratio - Expenses to Average Net Assets .     1.09%     1.09%     1.02%     0.83%
Ratio - Net Income to Average Net Assets     4.91%     5.18%     4.58%     5.49%
Portfolio Turnover Rate ................   127.24%   127.32%   222.00%   166.26%
Average Commission Rate Paid Per Share .  $0.0579

(  )  Denotes deduction


The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS

(Selected data for each share of common stock outstanding throughout the year)

                                                  Years Ended December 31

                                            1991      1990      1989      1988
Net Asset Value, Beginning of Period       $13.59    $15.21    $13.41    $12.62

Net Investment Income ..................     0.97      1.03      1.53      0.95
Net Realized & Unrealized Gain\(Loss) ...    4.50     (1.63)     1.84      0.79
Total From Investment Operations ........    5.47      0.60      3.37      1.74

Less Distributions:
Dividends from Net Investment Income: ...   (1.02)    (1.02)    (1.07)    (0.95)

Dividends from Net Realized Gains: ......      --        --     (0.50)       --
Total Distributions .....................   (1.02)    (1.02)    (1.57)    (0.95)

Net Asset Value, End of Period ..........  $18.04    $13.59    $15.21    $13.41

Per Share Market Value, End of Period      $15.50    $11.50    $13.38    $11.75
Total Investment Return (based on
Market Value) ...........................   43.65%    (6.43%)   27.23%     8.09%

Ratios/Supplemental Data
Net Assets, End of Period (000) ......... $113,398   $85,434  $95,655   $91,607
Ratio - Expenses to Average Net Assets ...   0.89%     0.97%     0.94%     0.96%
Ratio - Net Income to Average Net Assets .   5.96%     7.21%     6.64%     6.90%
Portfolio Turnover Rate .................. 132.99%   134.64%   147.31%   110.70%

(  )  Denotes deduction


The accompanying notes are an integral part of the financial statements.

Statement of Net Assets +
As of June 30, 1998

Investments - Notes A & B                 Par                        Market or
                                         Amount          Cost        Fair Value
Convertible & Public Debt Securities (74.3%)

Action Performance Companies, Inc
4.75% Convertible Debenture, 4/1/05 .. $2,040,000     $2,040,000     $1,935,450

Alpharma Inc. ...............................
5.75% Convertible Subordinated
 Debenture, 4/1/05                      2,725,000      2,725,000      2,690,938

Antec Corporation
4.50% Convertible Subordinated
 Note, 5/15/03                          2,035,000      2,035,000      2,350,425

Aviron Corp. ................................
5.75% Convertible Subordinated
 Note, 4/1/05                           1,145,000      1,145,000      1,296,713

BEA Systems Inc. ............................
4.00% Convertible Subordinated
 Note, 6/15/05                          2,035,000      2,045,125      2,068,171

Capstar Hotel Corporation
4.75% Convertible Subordinated
 Note, 10/15/04                         2,270,000      2,270,000      1,855,725

Comverse Technology, Inc. ...................
5.75% Convertible Subordinated
 Debenture, 10/01/06                    1,135,000      1,135,000      1,449,963
5.75% Convertible Subordinated
 Debenture, 10/01/06                      860,000        977,875      1,098,650
4.50% Convertible Subordinated
 Debenture, 7/1/05                        750,000        750,000        763,125

Concentra Managed Care Inc. .................
4.5% Convertible Subordinated
 Note, 3/15/03 .                        1,700,000      1,700,000      1,525,750

Corestaff, Inc. .............................
5.88% Convertible Subordinated
 Note, 8/15/04                          1,680,000      1,421,500      1,617,000

Data Processing Resource Corp. ..............
5.25% Convertible Note, 4/1/05 ...      1,700,000      1,700,000      1,844,500

Dovatron International Inc. .................
6.00% Convertible Subordinated
 Note, 10/15/02                         1,694,000      1,680,058      1,797,758

Emcor Group Inc. ............................
5.75% Convertible Subordinate
 Note, 4/1/05 ..                        2,340,000      2,340,000      2,258,100

ESC Medical Systems, Ltd. ...................
6.00% Convertible Subordinated
 Note, 9/01/02                          2,255,000      2,306,444      2,142,250

Family Golf Centers, Inc. ...................
5.75% Convertible Subordinated
 Note, 10/15/04                         1,390,000      1,390,000      1,687,112

Fuisz Technologies, Ltd. ....................
7.00% Convertible Subordinated
 Note, 10/15/04                         2,270,000      2,270,000      2,278,512

Getty Images, Inc. ..........................
4.75% Convertible Subordinated
 Note, 6/01/03                          3,395,000      3,395,000      3,318,612

Gilat Satellite Networks, Ltd. ..............
6.50% Convertible Subordinated
 Note, 6/03/04                          2,775,000      2,689,455      2,865,187

Healhsouth Corp. ............................
3.25% Convertible Subordinated
 Note, 4/1/03 .                         1,360,000      1,414,128      1,351,500

HNC Software, Inc. ..........................
4.75% Convertible Subordinate
 Note, 3/1/03 ..                        1,000,000      1,060,000      1,103,750

Hybridon, Inc. ...............
9.00% Convertible Subordinated
 Note, 4/01/04                         $1,490,000     $1,490,000     $  812,050

IMAX Corporation
5.75% Convertible Debenture, 4/01/03 ..    830,000        747,000     1,022,975

Interim Services, Inc. ......................
4.50% Convertible Subordinated
 Note, 6/01/05                             635,000        635,000       659,606



                                            Par                       Market or
                                           Amount          Cost      Fair Value

Convertible & Public Debt Securities (cont'd)
Jacor Communications, Inc. ..................
0.00% Convertible Note, 2/09/18 ......  $2,832,235     $2,832,235    $2,804,194

Key Energy Group Inc. .......................
4.50% Convertible Sr. Subordinated
 Note, 9/15/04                           1,475,000      1,446,950     1,130,219

May & Speh Inc. .............................
5.25% Convertible Subordinated
 Note, 4/01/03                           1,745,000      1,745,000     2,401,556

North American Vaccine, Inc. ................
6.50% Convertible Subordinate
 Note, 5/01/03 .                         2,460,000      2,433,234     1,909,575

Oak Industries, Inc. ........................
4.875% Convertible Subordinated
 Note, 3/01/08                           2,040,000      2,040,000     2,175,150
4.875% Convertible Subordinated
 Note, 3/01/08                             510,000        515,100       384,958

Offshore Logistics, Inc. ....................
6.00% Convertible Subordinated
 Note, 12/15/03                            862,000        859,100       900,790
6.00% Convertible Subordinated
 Note, 12/15/03                            750,000        768,750       783,750

P-Com, Inc. .................................
4.25% Convertible Subordinated
 Debenture, 11/01/0                      2,345,000      2,326,150     1,679,606

Personnel Group of America, Inc. ............
5.75% Convertible Subordinated
 Note, 7/01/04                             885,000        885,000     1,067,531

Premiere Technologies, Inc. .................
5.75% Convertible Subordinated
 Note, 7/01/04                           2,670,000      2,477,750     1,688,775

Pride International, Inc. ...................
0.00% Convertible Subordinated
 Zero Coupon, 4/24/                      2,985,000      1,177,404     1,096,987

Quadramed Corporation
5.25% Convertible Subordinated
 Debentures, 5/01/0                      2,460,000      2,460,000     2,533,800

RES-Care, Inc. ..............................
6.00% Convertible Subordinated
 Note, 12/01/04                            850,000        850,000       973,250

Signature Resorts, Inc. .....................
5.75% Convertible Subordinated
 Note, 1/15/07                           3,190,000      2,941,362     2,723,462

Smartalk Teleservices, Inc. .................
5.75% Convertible Subordinated
 Note, 9/15/04                           1,840,000      1,862,024     1,534,100

Stillwater Mining Company
7.00% Convertible Subordinated
 Note, 5/01/03                           1,625,000      1,616,397     1,860,625

Tecnomatix Technologies, Ltd. ...............
5.25% Convertible Subordinated
 Note, 8/15/04                           3,615,000      3,686,875     2,910,075

Tower Automotive, Inc. ......................
5.00%, Convertible Subordinated
 Note, 8/01/04                           1,350,000      1,344,169     1,398,937

Uromed Corporation
6.00% Convertible Subordinated
 Note, 10/15/03                            900,000        900,675       373,500

US Diagnostic Labs, Inc. ....................
9.00% Convertible Sr. Subordinated
 Debenture                               1,730,000      1,906,862     1,291,012

USA Waste Services, Inc. ....................
4.00% Convertible Subordinated
 Note, 2/01/02                           1,415,000      1,405,475     1,751,062


Total Convertible and Public Debt Securities          79,842,097     77,166,736


                                          Number of                   Market or
Convertible Preferred Stocks (29.8%)        Shares        Cost        Fair Value

AES Trust II 5.50%
Convertible Preferred Stock .........       36,105     $1,805,250    $2,057,985

Automatic Common Exchange Sec. Trust 6.50%
Convertible Preferred Stock
 (Republic Industries)                      66,165      1,561,852     1,587,960

Budget Group Capital Trust
Convertible Preferred Stock .........       33,910      1,695,500     1,971,019

Cellnet Funding LLC 7.00%
Convertible Preferred Stock .........       65,975      1,658,800     1,533,919

CNF Trust I Series A 5.00%
Convertible Preferred Stock .........       15,950        829,677     1,012,825

Herbalife Decs Trust III 8.75%
Cumulative Preferred Stock ..........      106,405      2,459,759     2,194,603

ICG Communications, Inc. 6.75%
Convertible Preferred Stock .........       26,630      1,672,623     2,226,934

Lernout & Hauspie Speech 4.75%
Convertible Preferred Stock .........       40,505      2,025,250     2,582,194

Life Re Capital Trust II 6.00%
Convertible Preferred Stock .........       23,915      1,674,915     1,823,519

Loral Space and Communications 6.00% *
Convertible Preferred Stock .........       20,065        994,854     1,522,432

Omnipoint Corporation 7.00%
Convertible Preferred Stock .........       40,705      2,035,250     1,943,664

Owens Illinois Inc. 4.75%
Convertible Preferred Stock .........       33,480      1,674,000     1,745,145

Peak Technologies
Convertible Preferred Stock .........       53,685        845,539       758,301

Royal Group Technology, Ltd. 6.875%
Convertible Preferred Stock .........       99,682      2,629,113     2,816,017

Sinclair Broadcast Group, Inc. 6.00%
Convertible Preferred Stock .........       18,155        907,750     1,284,466

                                           Number of                  Market or
Convertible Preferred Stocks (continued)    Shares        Cost        Fair Value

Suiza Capital Trust II Series 5.50%
Convertible Preferred Stock .........       30,675     $1,533,750    $1,533,750

Tesoro Petroleum Corporation 7.25%
Convertible Preferred Stock .........      113,350      1,805,798     1,869,533

Timet Capital Trust I 6.625%
Convertible Preferred Stock .........       35,180      1,747,713     1,547,920

Tower Automotive Capital Trust 6.75%
Convertible Preferred Stock .........       27,125      1,356,250     1,291,828

USX Corporation 6.75% *
Debt Exchangeable for Common Stock ..       54,710      1,167,676     1,176,265

Wang Laboratories, Inc. Series B 6.50%
Depository Shares, Representing 1/20 Convertible
Preferred B Shares ..................       41,480      2,143,185     2,338,435

Winstar Communication, Inc. 7.00%
Convertible Preferred Stock .........       33,900      1,813,650     1,843,313


Total Convertible Preferred Stock ......              36,038,154     38,662,027


Total Long-Term Investments (94.4%) ....            $115,880,251    115,828,763


                                           Par                        Market or
                                          Amount        Cost          Fair Value

Short-Term Investments (2.4%)

Associates Corp. of North America
 6.251%, 7/11/98                        $1,500,000    1,500,000       1,500,000
Salomon Smith Barney Holdings
 5.78%, 7/06/98                          1,497,625    1,497,625       1,497,625

Total Short-Term Investments ...........               2,997,625      2,997,625


Total Investments (97.3%) .............             118,877,876    118,826,388

Excess of Other Assets
 Over Liabilities (2.7%)- Note D                                     3,255,356

Net Assets (100%) - Note E .............                           $122,081,744
(Equivalent to $19.18 Per Share Based on 6,363,695 Shares Outstanding)

+ Unaudited
* Non-Income Producing
The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS~

                                   Three Months                Six Months
                                   Ended June 30,             Ended June 30,
                                  1998         1997        1998         1997

Investment Income:

Income:
Interest ..................... $1,136,207   $1,353,314  $2,320,710   $2,657,578
Dividends .................       435,841      470,796     977,231    1,087,942
Total Income ..............     1,572,048    1,824,110   3,297,941    3,745,520

Expenses:
Management Fees - Note C ..       270,471      281,253     546,622      542,373
Director Fees .............        13,500       15,750      34,500       31,500
Professional fees .........         2,817        5,633      16,768       19,001
Printing, stationery, and
supplies                           10,658       31,218      12,595       32,192
Stock Transfer & dividend
 disbursing                         3,740       12,895       9,549       27,741
Postage and mailing fees ..        22,204       22,505      25,491       23,317
New York Stock Exchange fee             0            0      16,170       16,170
Custodian and registrar fees .      2,515        1,551       4,066        3,119
Other ........................      5,500        8,576      14,191       17,737
Total Operating Expenses .....    331,405      379,381     679,952      713,150

Net Investment Income ........  1,240,643    1,444,729   2,617,989    3,032,370


Net realized and unrealized gain(loss)
on investments:

Net realized gain on
 investments ..                4,008,162    1,207,119   6,009,319    10,198,826
Increase(decrease) in net
unrealized appreciation
 of investments .......       (7,524,317)   7,816,304  (1,074,879)   (3,843,915)

Net Realized & Unrealized Gain
on Investments ...........    (3,516,155)   9,023,423   4,934,440     6,354,911

Net Increase in Net Assets Resulting
from Operations ..........  ($ 2,275,512) $10,468,152  $7,552,428    $9,387,281

~Unaudited


The accompanying notes are an integral part of the financial statements

STATEMENTS OF CHANGES IN NET ASSETS~


                                   Three Months            Six Months Ended
                                   Ended June 30,              June 30,
                                 1998         1997         1998         1997
Changes from operations:
Net Investment Income ....... $1,240,643   $1,444,729   $2,617,989   $3,032,370

Net realized gain on
 investments                   4,008,162    1,207,119    6,009,319   10,198,826
Increase(Decrease) in Net Unrealized
appreciation of investments . (7,524,317)   7,816,304   (1,074,879)  (3,843,915)

Net Increase(Decrease) in Net Assets
Resulting from operations     (2,275,512)  10,468,152    7,552,429    9,387,281

Distributions to shareholders
from net investment income    (1,527,287)  (1,527,287)  (1,527,287)  (1,527,287)

Distributions to shareholders from
net realized gain on investments:      0            0            0            0

Total Increase(Decrease)
 in Net Assets               (3,802,799)   8,940,865    6,025,142    7,859,994

Net assets at beginning
 of period .                 125,884,543  119,350,550  116,056,602  120,431,421
Net Assets at End
 of Period *                $122,081,744 $128,291,415 $122,081,744 $128,291,415


~Unaudited

* Includes distributions in excess of net investment income as of June 30: 1998 - $ 1,143,058; 1997 - $1,467,781


The accompanying notes are an integral part of the financial statements.

PORTFOLIO of INVESTMENTS BY INDUSTRY CLASSIFICATION
As of June 30, 1998
(Unaudited)

                                                  Market or        Percent of
                                                  Fair Value       Net Assets
Automotive
Automatic Common Exchange (Republic Industries)  $ 1,587,960
Budget Group Capital Trust ..................      1,971,019
                                                   3,558,979           2.9%

Broadcasting
Jacor Communications, Inc. ..................      2,804,194
Sinclair Broadcast Group, Inc. ..............      1,284,466
                                                   4,088,660           3.3%

Building Construction
Emcor Group, Inc. ...........................      2,258,100
Royal Group Technology, Ltd. ................      2,816,017
                                                   5,074,117           4.2%

Communication Equipment
Antec Corporation ...........................      2,350,425
Comverse Technology Inc. ....................      3,311,738
Oak Industries, Inc. ........................      2,560,108
P-Com, Inc. .................................      1,679,606
                                                   9,901,877           8.1%

Computer Software/Systems
BEA Systems Inc. ............................      2,068,171
HNC Software, Inc. ..........................      1,103,750
Lernout & Hauspie Speech ....................      2,582,194
Tecnomatix Tecnologies, Ltd. ................      2,910,075
Wang Laboratories, Inc. .....................      2,338,435
                                                  11,002,625           9.0%


Electronics
Dovatron International, Inc. ................      1,797,758
Getty Images, Inc. ..........................      3,318,612
                                                   5,116,370           4.2%

Employment Services
Corestaff, Inc. .............................      1,617,000
Data Processing Resource Corp. ..............      1,844,500
Interim Services, Inc. ......................        659,606
Personnel Group of America, Inc. ............      1,067,531
                                                   5,188,637           4.3%

Energy
AES Trust II ................................      2,057,985
Tesoro Petroleum Corporation ................      1,869,533
                                                   3,927,518           3.2%

Entertainment
Family Golf Centers, Inc. ...................      1,687,112
IMAX Corporation ............................      1,022,975
                                                   2,710,087           2.2%

Food Products
Suiza Capital Trust II ......................      1,533,750           1.3%

Health Services
Alpharma Inc. ...............................      2,690,938
Aviron Corp .................................      1,296,713
Concentra Managed Care Inc. .................      1,525,750
ESC Medical Systems, Inc. ...................      2,142,250
Fuisz Technologies, Ltd. ....................      2,278,512
Healthsouth Corp. ...........................      1,351,500
Hybridon, Inc. ..............................        812,050
North American Vaccine, Inc. ................      1,909,575
Quadramed Corporation .......................      2,533,800
RES-Care, Inc. ..............................        973,250
Uromed Corporation ..........................        373,500
US Diagnostic Labs Inc. .....................      1,291,012
                                                  19,178,850          15.7%

Hotels/Lodging
Capstar Hotel Corporation ...................      1,855,725
Signature Resorts, Inc. .....................      2,723,462
                                                   4,579,187           3.8%

Insurance
Life Re Capital Trust II ....................      1,823,519           1.5%

Machinery & Equipment
Action Performance Companies, Inc. ..........      1,935,450
Tower Automotive, Inc. ......................      2,690,765
                                                   4,626,215           3.8%

Metals and Minings
Stillwater Mining Company ...................      1,860,625
Timet Capital Trust .........................      1,547,920
USX Corporation (RMI Titanium) ..............      1,176,265
                                                   4,584,810           3.8%

Oil Equipment/Services
Key Energy Group, Inc. ......................      1,130,219
Offshore Logistics Inc. .....................      1,684,540
Pride International, Inc. ...................      1,096,987
                                                   3,911,746           3.2%

Paper and Paper Products
Owens Illinois Inc. .........................      1,745,145           1.4%

Retail
Herbalife Decs Trust III ....................      2,194,603           1.8%

Shipping
CNF Trust I Series A ........................      1,012,825           0.8%

Technology
Cellnet Funding LLC .........................      1,533,919
Loral Space and Communications ..............      1,522,432
May & Speh Inc. .............................      2,401,556
Peak Technologies ...........................        758,301
                                                   6,216,208           5.1%

PORTFOLIO of INVESTMENTS BY INDUSTRY CLASSIFICATION
Continued (Unaudited)

                                                  Market or          Percent of
                                                  Fair Value         Net Assets
Telecommunication
Gilat Sattellite Networks, Ltd ..............     $2,865,187
ICG Communications Inc. .....................      2,226,934
Omnipoint Corporation .......................      1,943,664
Premiere Technologies, Inc. .................      1,688,775
Smartalk Teleservices, Inc. .................      1,534,100
Winstar Communication,Inc ...................      1,843,313
                                                  12,101,973           9.9%

Waste Management
USA Waste Services, Inc. ....................      1,751,062           1.4%

Total Investments ...........................   $115,828,763          94.9%


Notes to Financial Statements (Unaudited)

Note A - Summary of Accounting Policies

Lincoln National Convertible Securities Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investments

Cost represents original cost except in those cases where there is "original-issue discount" as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. "Original-issue discount" is being amortized over the period to the next expected call date.

Investments in equity securities traded on a national exchange are valued at their last reported sale price on the date of valuation; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. Securities which are restricted in reliance with SEC Rule 144A, are valued at a composite price as determined by a pricing source. If a composite price from a pricing source is not available, values are based on the last reported bid price on the date of valuation from the issuance's underwriter.

Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values approved by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, yields available on comparable securities of other issuers; changes in financial condition of the issuer; price at which the security was initially acquired; extent of a private market for the security; period of time before the security becomes freely marketable or becomes convertible; anticipated expense to the Fund of registration or otherwise qualifying the security for public sale;
potential underwriting commissions if an underwriting would be required for sale; size of the issue and the proportion held by the Fund; if a convertible security, whether or not it would trade on the basis of its stock equivalent; and existence of merger proposals or tender offers involving the issuer.

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Since the fee paid to the Advisor is affected by the valuation placed on securities held in the Fund's portfolio, valuations are approved by a majority of the Directors who are not interested persons.

Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

Income Taxes

It is the intention of the Fund to distribute substantially all net investment income and net short-term realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short- term realized gains distributed to shareholders.

As set forth in the prospectus, the Fund does not intend to distribute net realized long- term capital gains. The Fund intends to retain and reinvest such gains and accordingly, pay applicable income taxes on the excess of such gains over net realized short-term capital losses, if any.

Other

Security transactions are accounted for on the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received. In addition, in the preparation of financial statements, management relies on the use of estimates where necessary.

Distributions to common shareholders are recorded on the ex-dividend date.

Note B - Investments

Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

The following is a summary of registration rights pertaining to private placement securities held by the Fund:

         1) Common shares issuable upon conversion of convertible securities or exercise of warrants are entitled to at least one free registration and to certain free "piggyback" registration rights.

         2)  Warrants owned by the Fund do not carry registration rights.

         3) All debt and preferred securities have no registration rights, but can be sold to other institutional investors after a minimum holding period, subject to certain requirements.


The SEC requires that, as of the date a private placement security is acquired, the market value of an equivalent unrestricted security of the same company be provided. Since there are no comparable publicly traded securities of any of these companies outstanding, no such comparative values have been provided.

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $100,684,109 and $105,327,950 respectively, as of June 30, 1998; and $55,729,634 and
$81,732,779, respectively as of June 30, 1997.

Note C - Management Fees and Other Transactions with Affiliates

Under an agreement between the Fund and Lincoln Investment Management, Inc. (Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .21875% of net assets of the Fund as of the close of business on the last business day of the quarter (.875% on an annual basis).

Certain officers and directors of the Fund are also officers or directors of the Advisor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

Note D - Excess of Other Assets over Liabilities

The net asset caption "excess of other assets over liabilities" consisted of the following:

   Cash                                     $19,823
   Accrued investment income receivable   1,104,451
   Accrued dividend income receivable        24,822
   Receivable for securities sold         4,190,707
   Management fee payable                  (267,639)
   Payable for securities purchased      (1,805,798)
   Other - net                              (11,010)
                                         $3,255,356

Note E - Net Assets

Net assets at June 30, 1998, consisted of the following:

   Common Stock, par value $.001 per share
     (authorized 20,000,000 shares), issued
     and outstanding 6,363,695 shares                               6,364
   Proceeds in excess of par value of shares
     issued                                                    89,779,720
   Undistributed realized gain on investments,
     net of taxes paid                                         31,204,090
   Undistributed net investment income                          1,143,058
   Net unrealized depreciation of investments                     (51,488)

                           Total Net Assets                  $122,081,744

Note F - Income Taxes

The cost of investments for federal income tax purposes is the same as for book purposes. At June 30, 1998, the aggregate gross unrealized appreciation on investments was $7,470,045 and the aggregate gross unrealized depreciation was $7,521,533.

Note G - Subsequent Event

On July 7, 1998, the Board of Directors declared a $0.24 per share distribution. The dividend is payable July 31, 1998 to shareholders of record as of July 20, 1998.

Common Stock Market Prices and Net Asset Value History
 (Unaudited)

1998

                                                            Net Asset Value
                   High     Low     Close  Volume       High     Low      Close
1st Quarter      $18.750  $16.625  $18.500 756,100     $19.78   $17.76   $19.78
2nd Quarter       19.125   16.063   16.813 420,300      19.88    18.64    19.18

1997

                    Market Prices and Volumes                Net Asset Value
                 High     Low      Close    Volume      High     Low      Close
1st Quarter      $19.750  $17.250  $17.375  598,200    $20.20   $18.76   $18.76
2nd Quarter       19.000   16.750   18.875  377,400     20.16    18.15    20.16
3rd Quarter       20.000   18.250   19.500  358,000     22.50    20.16    22.50
4th Quarter       20.438   17.625   17.813  333,200     23.13    18.24    18.24

1996

                    Market Prices and Volumes              Net Asset Value
                 High     Low      Close    Volume      High     Low      Close
1st Quarter      $17.875  $16.125  $17.125  412,400    $20.42   $18.48   $20.42
2nd Quarter       19.000   16.750   18.250  601,200     22.07    20.24    21.34
3rd Quarter       19.125   16.625   18.750  404,000     21.42    19.60    21.42
4th Quarter       20.375   17.375   17.500  416,300     22.09    18.92    18.92

1995

                     Market Prices and Volumes             Net Asset Value
                 High     Low      Close    Volume      High     Low      Close
1st Quarter      $17.000  $15.000  $16.000  330,000    $17.98   $17.06   $17.98
2nd Quarter       17.625   15.875   16.625  303,900     18.92    18.03    18.72
3rd Quarter       18.250   16.500   18.000  385,400     19.90    18.72    19.75
4th Quarter       18.375   16.750   16.750  304,300     19.75    18.68    18.71


Shares are listed on the New York Stock Exchange under the trading symbol LNV.

Directors & Officers of the Fund


Directors                  Descriptions of Occupations and Responsibilities
Thomas L. Bindley          Director, Lincoln National Income Fund, Inc.

Richard M. Burridge .....  Chairman, The Burridge Group, Inc.; Director,
                           Cincinnati Financial Corporation, Lincoln National
                           Income Fund Inc. and St. Joseph Light and Power
                           Company; Chairman of the Board Fort Dearborn Income
                           Securities, Inc.

Adela Cepeda               President, A.C. Advisory, Inc.; Commissioner, Chicago
                           Public Building Commission; Director, Lincoln
                           National Income Fund, Inc.; Director and Vice
                           President, Harvard Club of Chicago.

Roger J. Deshaies          Senior Vice President, Finance, Parkview Health
                           System; Director Lincoln National Income Fund, Inc.,
                           Hospital Laundry Services, Inc., and Signature Care,
                           Inc. Director and Treasurer, Pine Valley Country
                           Club; Member, Chamber of Commerce Finance Committee.

Charles G. Freund          Chairman Emeritus of the Board of Directors, Success
                           National Bank at Lincolnshire; Director, Mathers
                           Fund, Inc., Lincoln National Income Fund, Inc.;

Thomas N. Mathers          Director, Lincoln National Income Fund, Inc.; Vice
                           President and Director, OFC Meadowood Retirement
                           Community.

H. Thomas McMeekin         Executive Vice President and Chief Investment
                           Officer, Lincoln National Corporation; President and
                           Director, Lincoln Investment Management Inc. and
                           Lincoln National Income Fund, Inc.; Director, The
                           Lincoln National Life Insurance Company, Lincoln
                           National Investment Companies, Inc., Delaware
                           Management Holdings, Inc., and Vantage Global
                           Advisors, Inc.


Daniel R. Toll             Director, Brown Group, Inc.; A.P. Green Industries,
                           Inc., Kemper National Insurance Company, Lincoln
                           National Income Fund, Inc., Mallinckrodt Group, Inc.,
                           and NICOR, Inc.

Ann L. Warner              Senior Vice President and Director Risk Management,
                           Lincoln Investment Management, Inc; Director,
                           Lincoln National Income Fund, Inc.


Officers

H. Thomas McMeekin         President
David A. Berry             Vice President
David G. Humes             Vice President, Treasurer & Controller
Edward J. Petner           Vice President
Robert D. Schwartz         Vice President
Ann L. Warner              Vice President
Cynthia A. Rose            Secretary

Corporate Information

Dividend Disbursing Agent, Transfer Agent and Reinvestment Plan Agent

First Chicago Trust Company of New York
P.O. Box 2500
Jersey City, NJ 07303-5561

Investment Advisor

Lincoln Investment Management, Inc.
200 East Berry Street
Fort Wayne, IN  46802
(219) 455-2210

Investment Subadvisor

Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022
(212) 758-1717


Independent Accountants

Pricewaterhouse Coopers LLP
490 Lincoln Tower
Fort Wayne, IN  46802

Stock Exchange
The Fund's stock is traded on the New York Stock Exchange (NYSE) under the symbol of LNV.



Automatic Dividend Reinvestment Plan

Any registered shareholder of Lincoln National Convertible Securities Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the
Plan). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desires to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than thirty days prior to the dividend payment date.

Shares will be held by First Chicago, the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

For additional information on the Plan, please write First Chicago, P.O. Box 2500 Jersey City NJ,07303-2500 or call 1-800-317-4445.